SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  March 31, 1994



                          VULCAN MATERIALS COMPANY
           (Exact name of registrant as specified in its charter)




      New Jersey                    1-4033                  63-0366371
(State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation)              File Number)         (Identification Number)




        One Metroplex Drive, Birmingham, Alabama               35209

       (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code   205/877-3000






ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    Attached is the Independent Auditors' Consent, which has been labelled as Exhibit A and incorporated herein by this reference.



                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                               VULCAN MATERIALS COMPANY
                                     (registrant)



                               By:    /s/ William F. Denson, III
                               Name:  William F. Denson, III
                               Title: Vice President - Law and Secretary


March 31, 1994